SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant  [ X ]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                 Navellier Variable Insurance Series Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

         ---------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ---------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

         ---------------------------------------------------------------

     5) Total fee paid:

         ---------------------------------------------------------------


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

         ---------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

        ---------------------------------------------------------------

     3) Filing Party:

         ---------------------------------------------------------------

     4) Date Filed:

         ---------------------------------------------------------------



                 NAVELLIER VARIABLE INSURANCE SERIES FUND, INC.
                          ONE EAST LIBERTY, THIRD FLOOR
                               RENO, NEVADA 89501

                           NAVELLIER GROWTH PORTFOLIO
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 26, 2004


NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders ("Shareholders") of Navellier Variable Insurance Series Fund, Inc., a corporation organized under the laws of the State of Maryland (the "Fund"), will be held at the offices of Navellier & Associates, Inc., the investment adviser to the Fund (the "Adviser"), One East Liberty, Third Floor, Reno, Nevada 89501, on February 26, 2004 at 10:00 a.m., local time.

This special meeting is being held so that the Shareholders may consider and vote on the following proposals, as fully described in the accompanying Proxy Statement.

1. To approve the liquidation of the Navellier Growth Portfolio;

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record as of the close of business on December 19, 2003, are entitled to notice of and to vote at the meeting and at any and all adjournments thereof. These proxy materials were first mailed to variable contract owners on or about January 14, 2004.

As described further in the Proxy Statement, the principal solicitation of proxies will be by mail, but they may be solicited on behalf of management by telephone and personal contact by Directors, officers and regular employees of management.

                       By order of the Board of Directors


                                                     Arjen Kuyper
                                                     Secretary
Date:    January __, 2004

--------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. YOUR VOTE IS IMPORTANT! REGARDLESS OF WHETHER OR NOT YOU EXPECT TO ATTEND, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT IN THE ACCOMPANYING POSTAGE PREPAID ENVELOPE. IF YOU SIGN, DATE AND RETURN THE PROXY BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF ALL PROPOSALS NOTICED ABOVE.
--------------------------------------------------------------------------------

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

THE DIRECTORS OF THE FUND RECOMMEND THAT YOU CAST YOUR VOTE IN FAVOR OF THE LIQUIDATION OF THE NAVELLIER GROWTH PORTFOLIO.

                             YOUR VOTE IS IMPORTANT
                   PLEASE RETURN YOUR PROXY FORM(S) PROMPTLY.



                QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT

We encourage you to read the attached Proxy Statement in full. However, the following questions and answers represent some typical questions that contract owners might have regarding this proxy.

Q:       Why am I being sent this Proxy?

A: You, as the owner of a variable contract, are receiving this proxy because you have the right under current interpretations of the law to provide voting instructions on the important proposals concerning your investment in the Navellier Growth Portfolio of the Fund.

Q:       Why is it being proposed that the Portfolio be liquidated?

A: The Adviser has informed the Board of Directors of the Fund that the Navellier Growth Portfolio has not attracted sufficient assets to obtain economies of scale necessary to be viable in today's competitive marketplace and that the Portfolio is not expected to grow to an economically viable size in the future. The Board of Directors has concurred with the Adviser's conclusion and has determined to liquidate the Portfolio.

Q:       Why am I being asked to approve the liquidation of Navellier Growth
         Portfolio?

A: As described more fully in the attached Proxy Statement, the Board of Directors of the Fund has voted to liquidate the Portfolio. You are being asked to approve this liquidation because, under the Fund's governing documents, shareholder approval of the liquidation of the Portfolio is required in order to liquidate.

Q:       How does the Board of Directors recommend that I vote?

A: After careful consideration, the Board of Directors unanimously recommends that you vote in favor of, or FOR, the proposal on the enclosed Proxy Card.

Q:       Who is eligible to vote?

A: Shareholders of record at the close of business on December 19, 2003, are entitled to vote at the Special Meeting or any adjournment thereof. Each share or fractional share of record of the Portfolio is entitled to one vote or a fractional vote on each matter presented at the Special Meeting that pertains to the Portfolio or to the Fund as a whole.

Q:       Whom do I call for more information?

A: Please call the Fund at 1-800-887-8671 for additional information. You can provide voting instructions in one of two ways:

         By Mail: Use the enclosed Proxy Card to record your vote, then return the card in the postpaid envelope provided.

         In Person: By attending the Special Meeting and providing voting instructions.

Q: What will happen if there are not enough votes to approve the proposals?

A: Your voting instructions are important. If we do not receive your vote after several weeks, you may be contacted by officers of the Fund or the Adviser, who will remind you to provide us with your voting instructions. If we don't receive sufficient votes to approve the proposals by the date of the Special Meeting, we may adjourn the Special Meeting to a later date so that we can continue to seek more votes.


                 NAVELLIER VARIABLE INSURANCE SERIES FUND, INC.
                          ONE EAST LIBERTY, THIRD FLOOR
                               RENO, NEVADA 89501

                                ----------------

                                 PROXY STATEMENT
                     FOR THE SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 26, 2004


The enclosed proxy is being solicited by and on behalf of the Board of Directors (the "Directors" or "Board") of Navellier Variable Insurance Series Fund, Inc., a Maryland corporation ("Fund"), which consists of one Portfolio, the Navellier Growth Portfolio ("Portfolio"). This proxy is for use at a Special Meeting ("Meeting") of Shareholders ("Shareholders") of the Portfolio to be held at the offices of the Adviser, One East Liberty, Third Floor, Reno, Nevada 89501, on February 26, 2004 at 10:00 a.m., local time, and at any and all adjournments thereof for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice").

                                     VOTING

The presence at any shareholder's meeting, in person or by proxy, of shareholders of one third of the shares constitutes a quorum for the transaction of business at a Shareholder's Meeting. The Fund was established to be used exclusively as the underlying investment for certain variable life insurance and variable annuity contracts ("Variable Contracts") offered by certain participating life insurance companies through their separate accounts. American General Life Insurance Company ("American General Life") is currently the only participating life insurance company in the Fund. Pursuant to current interpretations of the Investment Company Act of 1940, as amended (the "1940 Act"), American General Life will solicit voting instructions from owners of Variable Contracts with respect to matters to be acted upon at the meeting. All shares in the Fund held by American General Life will be voted by American General Life in accordance with voting instructions received from such contract owners. American General Life will vote all of the shares which it is entitled to vote in the same proportion as the votes cast by contract owners, on the issues presented, including shares which are attributable to American General Life's interests in the Fund. If the voting instruction form is not returned or is returned unsigned, American General Life will vote those shares in the same proportion as it votes the shares for which it has received instructions. American General Life has fixed the close of business on February 25, 2004 as the last day for which voting instructions will be accepted.

The Fund has designated individuals who will serve as proxies at the meeting. If the accompanying form of proxy is properly executed and returned in time to be voted at the meeting, the shares covered thereby will be voted by American
General Life in accordance with the instructions marked thereon. Properly executed proxies that are unmarked will be voted for the proposals. Any proxy may be revoked at any time prior to its exercise by a written notice of revocation addressed to and received by the Secretary of the Fund, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person. Each proposal being considered at the meeting will be approved only if a sufficient number of votes is cast in favor of that proposal.
Accordingly, votes to abstain and votes against will have the same effect in determining whether a proposal is approved.

If your Proxy is properly signed, dated and returned in time to be voted at the Special Meeting, your interests will be voted as you have instructed. You may revoke your Proxy at any time before it is voted by: (1) delivering a written revocation to the Secretary of the Fund, (2) forwarding to the Fund a later-dated Proxy Card that is received by the Fund at or prior to the Special Meeting, or (3) attending the Special Meeting and voting in person.

The Board of Directors has fixed the close of business on December 19, 2003 as the record date ("Record Date") for the determination of shareholders entitled to notice of and to a vote at the meeting. Shareholders on the Record Date will be entitled to one vote for each full Share held and to a proportionate fractional vote for each fractional Share.

As of the Record Date, there were __________ Shares of the Navellier Growth Portfolio outstanding. See page ___ for information concerning the substantial Shareholders of the Shares of the Fund.

The Notice, this Proxy Statement and the accompanying proxy card(s) were first mailed to contract owners on or about January 14, 2004.

The purpose of the Special Meeting is to approve the liquidation of the Navellier Growth Portfolio.

The costs of the meeting, including the solicitation of proxies and voting instructions from contract owners, will be paid by the Adviser.

If, by the time scheduled for the meeting, a quorum is not present, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies to a date not more than 120 days after the original record date. Any such adjournment will require the affirmative vote of a majority of the shares present in person or represented by proxy at the session of the meeting to be adjourned.

Reports to Shareholders and Financial Statements. The Fund's latest Annual Report to Shareholders, which includes audited financial statements for the year ended December 31, 2002, and the Fund's latest Semi-Annual Report to Shareholders, which includes unaudited financial statements for the period ended June 30, 2003, are available free of charge. To obtain copies of one or both of these reports, please call the Fund toll-free at 1-800-887-8671, or you may send a written request to the Fund, One East Liberty, Third Floor, Reno, NV 89501.

                     PROPOSAL 1: APPROVAL OF LIQUIDATION OF
                           NAVELLIER GROWTH PORTFOLIO

The Board of Directors ("Board") of Navellier Variable Insurance Series Fund, Inc. ("Fund"), at a special Board meeting held on September 26, 2003, approved the liquidation of the Navellier Growth Portfolio ("Portfolio") of the Fund. The Board's decision to liquidate the Portfolio was based upon the fact that the Portfolio has not attracted sufficient assets to obtain economies of scale necessary to be viable in today's competitive marketplace. Further, the Board considered that, since the Portfolio's inception, Navellier & Associates, Inc., the Fund's adviser ("Adviser"), has reimbursed a considerable amount of the Portfolio's expenses in order to maintain reasonable expense ratios for the Portfolio. The Adviser informed the Board that it did not believe the Fund would grow to an economically viable size in the future and wanted to close the Fund to avoid future subsidies. The Adviser further informed the Board that it had reached this conclusion after considerable efforts had been expended at enhancing the distribution of the shares of the Portfolio but had failed to achieve their desired goal of increasing the assets of the Portfolio. After more than six years in existence, the Portfolio still only has approximately $______ in assets.

American General Life discontinued offering new sales of shares of the Portfolio effective November 30, 2003. If shareholders approve this Proposal, the Fund intends to liquidate the Portfolio on May 26, 2004.

American General Life has informed the Adviser that, upon liquidation of the Portfolio, in order to avoid the potential of current taxation of a distribution, it proposes to allocate the proceeds that are received from the Portfolio to the VALIC Company I Money Market I Fund ("Money Market Fund"), a Series available in the Select Reserve Variable Annuity Contract ("Contract") issued by American General Life. Contract account values in the Portfolio may be transferred at any time prior to the closing of the liquidation or thereafter the liquidated account value may be transferred out of the Money Market Fund to any other Series available in the Contract.

The Fund's Articles of Incorporation provide that liquidation may be authorized by vote of a majority of the Board of Directors of the Fund subject to the approval of a majority of the outstanding securities of the Fund, as defined in the Investment Company Act of 1940.

The Fund, American General Life and American General Securities Incorporated are parties to a Fund Participation Agreement dated January 13, 1998 (the "Agreement"). On ____________ 2003, the Adviser notified the parties to the Agreement that the Agreement is being terminated. Under its terms, once notification of the parties has been made, the Agreement will terminate within 180 days of such notice. As stated above, if the shareholders approve Proposal No.1 herein, the Fund intends to liquidate the Portfolio on May 26, 2004. If the shareholders vote against Proposal No.1, because the Agreement has been terminated, American General Life will provide you with an alternative means of transferring assets out of the Portfolio.

Required Vote. Passage of Proposal 1 requires a vote of the "majority of the outstanding voting securities" of the Portfolio, as defined in the 1940 Act, which means the lesser of (i) 67% or more of the shares of the Portfolio entitled to vote thereon present in person or by proxy at the Special Meeting if holders of more than 50% of the outstanding shares of the Portfolio are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "IN FAVOR" OF THE APPROVAL OF THE LIQUIDATION OF THE PORTFOLIO.

                                 PROPOSAL NO. 2

                                 OTHER BUSINESS

The Directors do not know of any business to be presented at the Special Meeting other than those matters described in this Proxy Statement. If any other matter requiring a vote of shareholders should properly come before the Special Meeting, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed Proxy Card will vote on such matters according to their best judgment in the best interests of shareholders.

                                SERVICE PROVIDERS

The address of the Adviser is One East Liberty, Third Floor, Reno, Nevada 89501. Under a separate Administrative Services Agreement, the Adviser provides the Navellier Growth Portfolio with certain administrative services. The Fund's principal underwriter is Navellier Securities Corp., One East Liberty, Third Floor, Reno, Nevada 89501. FBR National Bank & Trust, 4922 Fairmont Avenue, Bethesda, Maryland 20814, serves as the custodian of the Fund's portfolio securities and cash. Integrated Fund Services, Inc. (address) provides fund accounting services to the Fund and acts as the Fund's transfer agent.

                              SHAREHOLDER PROPOSALS

The Fund does not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Fund at the address set forth on the cover of this proxy statement.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

                            SUBSTANTIAL SHAREHOLDERS

As of the Record Date, ___% of the Shares of the Fund were owned by American General Life through American General Life Separate Account D and ___% were owned by the Adviser. These Shares will be voted in accordance with voting instructions received from Variable Contract owners as described under "Voting." The amount owned beneficially by the officers and Directors, as a group, is less than one percent of the Portfolio's outstanding shares.

                                  OTHER MATTERS

The Board of Directors knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is intended that the proxies will vote thereon in their discretion.

                                         By order of the Board of Directors,


                                         ARJEN KUYPER
                                         Secretary


Dated:   January ___, 2004
Reno, Nevada

                                      PROXY

                           NAVELLIER GROWTH PORTFOLIO
                                       OF
                    NAVELLIER VARIABLE INSURANCE SERIES FUND, INC.

                         SPECIAL MEETING OF SHAREHOLDERS

                                February 26, 2004

     KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the Navellier Growth Portfolio of Navellier Variable Insurance Series Fund, Inc. ("Fund") hereby revokes all previous proxies for his or her shares and appoints Arjen Kuyper and Jane Hunt, or any one of them true and lawful attorneys with power of substitution and revocation of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Fund to be held on February 26, 2004 at the offices of Navellier & Associates, Inc., One East Liberty, Third Floor, Reno, Nevada 89501, at 10:00 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:


                                                FOR       AGAINST     ABSTAIN
                                                ---       -------     -------

1. To approve the liquidation of
   the Navellier Growth Portfolio              [    ]     [    ]       [    ]


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NAVELLIER VARIABLE INSURANCE SERIES FUND, INC. IF THIS PROXY IS SIGNED, DATED AND RETURNED AND NO SPECIFICATION IS MADE, IT WILL BE VOTED FOR ALL PROPOSALS. IF OTHER BUSINESS SHOULD PROPERLY COME BEFORE THE MEETING, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED IN THE ACCOMPANYING PROXY.

The Board of Directors recommends that you vote FOR all proposals.


THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

                        Dated: ____________________, 2004


                        American General Life Insurance Company

                        ---------------------------------------------------
                        Name of Insurance Company

                        ---------------------------------------------------
                        Name and Title of Authorized Officer

                        ---------------------------------------------------
                        Signature of Authorized Officer



NAVELLIER GROWTH PORTFOLIO

Name(s) of Separate Account(s) of the Insurance Company Owning Shares in this
Portfolio:


American General Life Insurance Company Separate Account D




NAVELLIER GROWTH PORTFOLIO


              INSTRUCTIONS TO AMERICAN GENERAL LIFE INSURANCE COMPANY
                    FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
  NAVELLIER VARIABLE INSURANCE SERIES FUND, INC. TO BE HELD ON FEBRUARY 26, 2004
                       INSTRUCTIONS SOLICITED ON BEHALF OF
                     AMERICAN GENERAL LIFE INSURANCE COMPANY


The undersigned hereby instructs American General Life Insurance Company (the "Company") on behalf of American General Life Insurance Company Separate Account D (the "Separate Account"), to vote all shares of the above-referenced Portfolio of NAVELLIER VARIABLE INSURANCE SERIES FUND, INC. (the "Fund") represented by units held by the Separate Account for the undersigned at a special meeting of shareholders of the Fund to be held at 10:00 a.m., local time, on February 26, 2004, at the offices of Navellier & Associates, Inc., One East Liberty, Third Floor, Reno, Nevada 89501 and at any adjournment thereof, as indicated on the reverse side.



                                           Dated: ________________________, 2004


                                           -------------------------------------
                                                       Signature(s)




NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS FORM. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign this proxy. Please sign, date and return.


INSTRUCTIONS SOLICITED ON BEHALF OF AMERICAN GENERAL LIFE INSURANCE COMPANY

AMERICAN GENERAL LIFE INSURANCE COMPANY WILL VOTE SHARES HELD BY AMERICAN GENERAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT D ON BEHALF OF THE CONTRACT OWNER AS INDICATED BELOW OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

IF THIS INSTRUCTION FORM IS SIGNED, DATED AND RETURNED AND NO SPECIFICATION IS MADE, THE COMPANY SHALL VOTE FOR ALL THE PROPOSALS. IF THIS INSTRUCTION FORM IS NOT RETURNED OR IS RETURNED UNSIGNED, THE COMPANY SHALL VOTE YOUR SHARES IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS.

IF OTHER BUSINESS SHOULD PROPERLY COME BEFORE THE MEETING, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED IN THE ACCOMPANYING PROXY.

The Board of Directors recommends that you vote FOR all proposals.

Please vote by filling in the appropriate box below.




                                                FOR       AGAINST     ABSTAIN
                                                ---       -------     -------

1. To approve the liquidation of
     the Navellier Growth Portfolio            [    ]     [    ]       [    ]






                  IMPORTANT: Please sign on the reverse side.